UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 2, 2015

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY

(Exact name of registrant as specified in charter)

New Jersey	000-25043	22-1697095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Main Street, Hackensack, New Jersey	07601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 488-6400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2015 Annual Meeting of Shareholders (the “2015 Annual Meeting”) of First Real Estate Investment Trust of New Jersey (the “Trust”) was held on April 2, 2015. The election of two Trustees was the only matter to be acted upon by the shareholders of the Trust at the 2015 Annual Meeting.

The shareholders of the Trust elected each of Donald W. Barney and Herbert C. Klein to serve as a Trustee of the Trust for a three-year term.  The balloting for election was as follows:

Name	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Donald W. Barney	3,855,661	5,461	6,680	-
Herbert C. Klein	3,831,461	35,141	1,200	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY

By:	/s/ Robert S. Hekemian
Robert S. Hekemian
Chairman of the Board

Date: April 6, 2015